UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2021

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On January 12, 2021, Zebra announced the appointment of Nathan Winters as Chief Financial Officer, effective January 11, 2021. Mr. Winters had been serving as Zebra’s Acting Chief Financial Officer since August 28, 2020.

Mr. Winters, 41, has served as Vice President of Corporate Financial Planning & Analysis and Business Operations of the Company since April 2018. Prior to joining the Company, Mr. Winters most recently served as the Chief Financial Officer, Global Supply Chain at GE Healthcare from April 2016 to March 2018. In addition to that position at GE Healthcare, he held the position of Chief Financial Officer, Life Science BioProcess (April 2014 to March 2016) and previously held various finance positions of growing levels of responsibility at GE Healthcare and General Electric.

Pursuant to the terms of an employment agreement, dated as of January 11, 2021, by and between Zebra and Mr. Winters, Mr. Winters will receive an annual base salary of $550,000 and a 2021 target annual cash incentive of up to 75% of his base salary, to be earned based on the achievement of annual performance targets to be established by the Board of Directors. In connection with his appointment, Mr. Winters will be granted equity awards with an aggregate grant date fair value equal to $1,550,000 in a combination of 40% time-vested restricted stock and 60% performance-vested restricted stock. The time-vested restricted stock will be granted on February 16, 2021 when Zebra’s quarterly blackout period ends, and will vest in 1/3 increments on each anniversary of the grant date. The performance-vested restricted stock will be granted in May 2021 will be on the same terms and subject to the performance period and performance targets contained in the 2021 performance-vested restricted stock awards, and will vest on the three year anniversary of the grant date.

There is no arrangement or understanding between Mr. Winters and any other persons pursuant to which Mr. Winters was selected as an officer. There are no family relationships between Mr. Winters and any director or executive officer of Zebra and, other than the Mr. Winters' Employment Agreement, no transactions involving Mr. Winters that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Mr. Winters' appointment as Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Registrant’s Press Release dated January 12, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: January 12, 2021	By:	/s/ Cristen Kogl
Cristen Kogl
SVP, General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant’s Press Release dated January 12, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL)